Innovative Treatments for Gastrointestinal and Genitourinary Disorders

apex bioventures acquisition corporation

Investor Presentation

Overview of DYNOGEN Merger

February 2008

Disclosure

The attached slideshow was filed with the Securities and Exchange Commission ("SEC") as part of the form 8–K filed by Apex Bioventures Acquisition Corporation ("Apex Bioventures") on February 6, 2008 ("8–K"). Apex Bioventures is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Apex Bioventures' securities, regarding the proposed merger of Apex Bioventures' wholly owned subsidiary, Apex Acquisition Sub, Inc. with and into Dynogen Pharmaceuticals, Inc. ("Dynogen Pharmaceuticals"), as described in the 8–K. The attached slideshow, as well as the 8-K, are being distributed to attendees of this presentation. Lazard Freres & Co. LLC ("Lazard") is assisting Apex Bioventures in these efforts and will be paid a cash fee upon the closing of the proposed merger. Apex Bioventures and its directors and executive officers and Lazard may be deemed to be participants in the solicitation of proxies for the special meeting of stockholders to be held to approve the merger. Apex Bioventures will file a Registration Statement on Form S-4, including a prospectus/proxy statement, with the SEC in connection with the proposed transaction and mail the final prospectus/proxy statement to Apex Bioventures' stockholders of record at the record date for the special meeting of stockholders to be held to provide approvals relating to the proposed transaction. The registration statement that Apex Bioventures plans to file with the SEC in connection with the proposed transaction and mail to its shareholders will contain information about Apex Bioventures, Dynogen Pharmaceuticals, the proposed transaction, and related matters. STOCKHOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE TRANSACTION. Such persons can also read Apex Bioventures' final prospectus from the IPO, dated June 7, 2007, for a description of the security holdings of Apex Bioventures' officers and directors and of Lazard and their respective interests in the successful consummation of the proposed transaction. In addition to receiving the proxy statement and proxy card by mail, stockholders will also be able to obtain the proxy statement, as well as other filings containing information about Apex Bioventures, without charge, from the SEC's website (http://www.sec.gov) or, without charge, by directing a request to: Apex Bioventures Acquisition Corporation, 18 Farm Lane, Hillsborough, California 94010.

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Apex Bioventures, Dynogen Pharmaceuticals and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Apex Bioventures' management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: efficacy of potential products, the timelines for bringing such products to market and the availability of funding sources for continued development of such products; changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in Apex Bioventures' filings with the SEC, including the final prospectus relating to Apex Bioventures' IPO dated June 7, 2007. Forward-looking statements are based on Apex Bioventures' and Dynogen Pharmaceuticals' estimates, assumptions and projections, and are subject to uncertainties, many of which are beyond the control of Apex Bioventures and Dynogen Pharmaceuticals. Actual results may differ materially from those anticipated in any forward-looking statement. Factors that may cause such differences include, among others, the risks that (a) there may be regulatory or litigation obstacles to completing the merger, or stockholders of Apex Bioventures may not approve the merger, (b) the American Stock Exchange may not accept the shares of the merged company for continued listing, (c) potential products that appear promising to Dynogen Pharmaceuticals cannot be shown to be efficacious or safe in subsequent preclinical or clinical trials, (d) Dynogen Pharmaceuticals will not obtain appropriate or necessary governmental approvals to market these or other potential products, (e) Dynogen Pharmaceuticals may not be able to obtain anticipated funding for their development projects or other needed funding and (f) Dynogen Pharmaceuticals may not be able to secure or enforce adequate legal protection, including patent protection, for their products. The information set forth herein should be read in light of such risks. Neither Apex Bioventures nor Dynogen Pharmaceuticals assumes any obligation to update the information contained in this presentation.

Transaction Summary

Acquirer:	Apex Bioventures Acquisition Corp. ("Apex") (AMEX: PEX)
Target:	Dynogen Pharmaceuticals, Inc. ("Dynogen")
Proposed Transaction:	Apex to acquire 100% equity of Dynogen
Consideration:	▪ 13.5 million shares of Apex common stock + option roll over of 1.0 million shares at time of merger ($104 million fully diluted based on treasury stock method[(a)]) ▪ 6.3 million shares contingent on achievement of milestones
Post-Closing Cash:	Estimated $65 million of cash to execute growth strategy[(b)]
Timing:	S-4 filing March; expected closing June 2008 (Subject to SEC review)

(a) Based on $7.27 price per share.
(b) Assumes no shareholders exercise their right to convert their shares into the trust.

Overview of Apex and Dynogen

apex bioventures acquisition corporation

- Healthcare-focused Special Purpose Acquisition Corporation (SPAC) with management team that has significant experience in building successful companies
- Completed IPO in June 2007 and raised $69 million through sale of 8.6 million units at $8.00 (1 share of common stock + 1 warrant with a strike price of $6.00)
- Approximately $68 million is held in trust, which amounts to $7.86 per unit

---

DYNOGEN

- Advanced clinical pipeline of first-in-class, best in therapeutic area treatments for the gastrointestinal (GI) and genitourinary (GU) markets
- Developing product opportunities in potential billion dollar markets where existing therapies have inadequate safety and efficacy
  - Irritable bowel syndrome (IBS)
  - Nocturnal gastroesophageal reflux disease (NGERD)
  - Overactive bladder (OAB)
- Three out of three clinical studies in 2007 yielded statistically significant positive results
- Experienced management team with a strong track record of getting drugs to market
- Backed by blue-chip biotech investors

Transaction Value Overview

($ and shares in millions)

Fully Diluted Shares Overview[(a)]

Existing shares (Apex)	10.8
New shares issued	13.5
Dynogen options rollover	0.8
Apex Common Warrants	1.8
Total Fully Diluted Shares	26.9

Potential Contingent Milestones

First dosing of a patient in a U.S. Phase III trial in a first indication	3.2
First dosing of a patient in a U.S. Phase III trial in a second indication	3.2
Total Potential Contingent Shares	**6.3**

Apex share price of $7.27 (as of 2/5/08)

Pro forma diluted shares outstanding[(a)]	26.9
Pro forma market capitalization	$ 195.6
Less: cash at closing	($ 65.0)
Plus: secured debt	$ 10.0
Implied pro forma enterprise value	$ 140.6

Apex share price of $7.86 (Trust Price)

Pro forma diluted shares outstanding[(b)]	27.6
Pro forma market capitalization	$ 216.7
Less: cash at closing	($ 65.0)
Plus: secured debt	$ 10.0
Implied pro forma enterprise value	$ 161.7

(a) Based on $7.27 price per share using treasury stock method.
(b) Based on $7.86 price per share using treasury stock method.

Dynogen Management

Name	Title	Past Experience
Lee Brettman, MD	CEO	Millennium, LeukoSite, Vertex, J&J, Schering-Plough
Bob Lorette, JD	CBO	UroMed, Bausch & Lomb
Michael Spellman, PhD	SVP Dev	Millennium, Coulter, Genentech
Suhail Nurbhai, MRCP	VP Clinical	Pfizer (GU, GI & CNS)
Mark Boshar, JD	VP Legal	Millennium, Hale and Dorr
Scott Holmes, CPA	VP Finance	Keryx, Ernst & Young

Strong Drug Development Track Record

ACTIVASE® ALTEPLASE
A RECOMBINANT TISSUE PLASMINOGEN ACTIVATOR

CAMPATH (Alemtuzumab) For Injection
Take Charge

Herceptin® trastuzumab
Targeted on HER2, Focused on living

AGENERASE® amprenavir
150 MG CAPSULES

VELCADE™ (bortezomib) FOR INJECTION

BEXXAR™
TOSITUMOMAB & IODINE I 131 TOSITUMOMAB
For Injection

FLOXIN Tablets
(ofloxacin tablets)

Enablex®

Isepamicin

Levaquin 250 mg

VFEND® (voriconazole)

Dynogen Board of Directors Post Merger

Name	Affiliation	Affiliation / Past Experience
Michael Bigham	Abingworth Management	Corixa, Coulter, Gilead, Hambrecht & Quist
Kate Bingham	SV Life Sciences	Vertex, Monitor
Mark Carthy	Orion Healthcare Equity Partners	Oxford Bioscience, Morningside Ventures, Cubist, Vertex
Robert Easton	Apex	Easton Strategy, IBM Healthcare Consulting, The Wilkerson Group
Darrell Elliott	Apex	Isuma Strategies, MDS Capital, British Columbia Medical Innovations, VirRexx
K. Michael Forrest	Apex	AVI BioPharma, Cellegy, Mercator Genetics, Transkaryotic Therapies, Pfizer, American Cynamid
Gary Frashier	Apex	Management Associates, OSI, Genex, Continental Waters System, Millipore
Augustine Lawlor	Healthcare Ventures	Leukosite, Alpha-Beta Technology, BioSurface Technology
Lee Brettman	Dynogen	Oxford Bioscience, Millennium, Leukosite, Vertex, J&J, Schering Plough

Investment Highlights

- Multiple billion dollar product opportunities in underserved GI & GU areas
- 3 mid/late-stage products with category-leading efficacy profiles and large clinical safety databases
  - Two Phase 2 trials yielded statistically significant clinical outcomes for endpoints acceptable for registration (DDP733 in IBS-c and DDP225 in IBS-d)
- Financial and strategic flexibility
  - Current cash sufficient to carry company through 2009 and major milestones
  - Additional cash from potential exercise of warrants
- Top-tier team: management, board and investors
  - Significant experience in building successful companies and commercializing products

Products Address Unmet Needs in Large Markets

	Large Markets	Shortcomings of Existing Therapies
IBS	▪ Market potential > $12 billion ▪ 12% of adults (27 million in U.S.) ▪ 2nd most common cause of missed work days	▪ Minimal efficacy ▪ Serious side effects
NGERD	▪ 10% of adults suffer from freq. NGERD ▪ Propulsid®: Nearly $1 billion in sales, drug withdrawn in 2000	▪ ~30% of NGERD patients remain symptomatic on Prilosec®, etc. ▪ No prokinetic drugs since Propulsid®
OAB	▪ Current market > $2 billion ▪ 37 million people in the U.S.	▪ Modest efficacy ▪ Mechanistic side effects

Dynogen Portfolio


PHASE 1b
PHASE 2a
PHASE 2b
PHASE 3
Gastrointestinal Pipeline
DDP733
IBS-c
DDP225
IBS-d
DDP733
NGERD
Genitourinary Pipeline
DDP200(a)
OAB
DDP225
OAB

(a) Phase 2b trial planning underway.

On Time Completion of Key 2007 Milestones

- ✓ Completed DDP733 Phase 2 IBS-c study*
- ✓ Completed DDP225 Phase 2 IBS-d study*
- ✓ Completed DDP733 Phase 1b NGERD study
- ✓ Initiated DDP733 Phase 2b IBS-c study

***Statistically significant outcomes for endpoints acceptable for registration**

DDP733

Irritable Bowel Syndrome with constipation

apex bioventures

DYNOGEN

DDP733 for IBS-c

Concept:	First in class, best in indication oral treatment for IBS-c
Market Opportunity:	12% of the population or 27 million in the US, with 1/3 having IBS-c
Sales Potential:	WW peak sales >$1.5 billion
Mechanism:	A $5HT_3$ partial agonist that is minimally absorbed so it acts locally in the GI tract
Program Status:	>400 patient exposures Phase 2a complete for IBS-c with statistically significant clinical results Phase 2b initiated for IBS-c
Patent Status:	Patent protection until at least 2022

Summary of DDP733 IBS-c Study



60
50
40
30
20
10
0
OSGA
39%
delta
54%
15%
Placebo
1.4 mg

- Statistical significance for the Overall Subject Global Assessment (OSGA) of relief of IBS symptoms
- Much less laxative usage in DDP733 patients
- Consistent improvement in weekly question and daily diary data
- Loss of benefit when drug stopped
- Well tolerated

DDP733 – Clearly Differentiated from Zelnorm®

	Zelnorm®	DDP733
Safety	▪ Marketing suspended due to cardiovascular side effects	▪ No cardiovascular side effects observed or expected ▪ Works locally ▪ Minimally absorbed
Efficacy	▪ 14% improvement over placebo	▪ 39% improvement over placebo

DDP733 IBS-c Pivotal Phase 2b Study

- Study initiated Q4 '07
  - OSGA primary endpoint
  - 360 female patients
  - 12 week treatment
- Data Q1 '09

DDP225

Irritable Bowel Syndrome with diarrhea

apex bioventures

DYNOGEN

DDP225 for IBS-d

Concept:	First in class, best in indication oral treatment for IBS-d
Market Opportunity:	12% of the population or 27 million in the US, with 1/3 having IBS-d
Sales Potential:	WW peak sales >$2 billion
Mechanism:	Unique dual mechanism: Low-potency inhibitor of $5HT_3$ receptor and of noradrenaline reuptake
Program Status:	>450 patient exposures Phase 2a complete for IBS-d with statistically significant clinical results Preparing for Phase 2b for IBS-d
Patent Status:	Patent protection until at least 2022

Summary of DDP225 IBS-d Study



% Achieved Adequate Response
100
90
80
70
60
50
40
30
20
10
0
46% delta:
p=0.009
71%
12/17
25%
4/16
Placebo
1 mg

- Statistically significant clinical response
- Safe and well tolerated

DDP225 - Clearly Differentiated from Lotronex®

	Lotronex®	DDP225
Safety	Restricted access ▪ Severe constipation ▪ Ischemic colitis	▪ No constipation ▪ Well tolerated
Efficacy	▪ 10-19% improvement over placebo	▪ Targeting > 20% improvement over placebo

DDP225 IBS-d Phase 2b/3 Trial

- Study initiation mid 2008
  - Primary endpoint: Responder rates for last 4 weeks of treatment
  - ~270 female patients
- Data within 24 months

DDP733

Nocturnal Gastroesophageal Reflux Disease

apex bioventures

DYNOGEN

DDP733 for NGERD

Concept:	Oral treatment for patients with symptoms of GERD during sleep who are unresponsive to acid suppressive therapies
Market Opportunity:	10% of adults suffer from frequent NGERD No marketed prokinetic agents for NGERD ($billion drug Propulsid® withdrawn in 2000)
Sales Potential:	WW peak sales >$1 billion
Mechanism:	A $5HT_3$ partial agonist that is minimally absorbed so it acts locally in the GI tract. Improves upper GI motility to reduce reflux
Program Status:	>400 patient exposures Phase 1b complete for NGERD with statistically significant clinical results Preparing for Phase 2a for NGERD
Patent Status:	Patent protection until at least 2024

DDP733 NGERD: Positive Phase 1b Results

- Statistically significant reduction in reflux events achieved at 0.5 mg
  - 40% reduction in reflux events
- DDP733 was safe and well tolerated

DDP200

Overactive Bladder

apex bioventures

DYNOGEN

DDP200 for OAB

Concept:	Oral treatment of male and female patients with frequency, urgency and nocturia. More effective and better tolerated than existing therapies
Market Opportunity:	Affects 37 million people in the US, current therapies only modestly effective and have mechanism related side effects. High discontinuation rate
Current Market:	>$2 billion
Mechanism:	Synergistic low dose fixed combination of gabapentin (an N-type calcium channel blocker) and oxybutynin (an antimuscarinic agent)
Program Status:	Extensive and well understood safety profile for each drug Formulation development underway Preparing for Phase 2b for OAB-Dry
Patent Status:	Patent protection until at least 2024

DDP200 OAB Status

- Protocol and IND Q4 '08
- Phase 2b study to be initiated Q1 '09

Multiple Near-Term Milestones

Drug	Indication	Within 12 months	Within 12 – 24 months
DDP733	IBS-c	▪ Complete Phase 2b study	▪ Partner and/or Initiate Phase 3 study
DDP225	IBS-d	▪ Initiate Phase 2b study	▪ Complete Phase 2b study
DDP200	OAB	▪ Initiate Phase 2b study	▪ Complete Phase 2b study
DDP733	NGERD	▪ File IND amendment	▪ Phase 2 study last patient enrolled

apex bioventures

DYNOGEN

Investment Highlights

- Multiple billion dollar product opportunities in underserved GI & GU areas
- 3 mid/late-stage products with category-leading efficacy profiles and large clinical safety databases
  - Two Phase 2 trials yielded statistically significant clinical outcomes for endpoints acceptable for registration (DDP733 in IBS-c and DDP225 in IBS-d)
- Financial and strategic flexibility
  - Current cash sufficient to carry company through 2009 and major milestones
  - Additional cash from potential exercise of warrants
- Top-tier team: management, board and investors
  - Significant experience in building successful companies and commercializing products

APPENDIX

apex bioventures

DYNOGEN

Strong Investor Backing

- $67 million raised since founding in 2002

HealthCare Ventures LLC

pappas VENTURES

OXFORD BIOSCIENCE PARTNERS

SV Life Sciences™

Abingworth investors in life sciences

atlasventure

Mitsubishi UFJ Capital Co., Ltd.

MEDICA

wellcome trust

IBT Industrial Bank of Taiwan

apex bioventures

DDP733

Irritable Bowel Syndrome with constipation

apex bioventures

DYNOGEN

DDP733 for IBS-c

Concept:	First in class, best in indication oral treatment for IBS-c
Market Opportunity:	12% of the population or 27 million in the US, with 1/3 having IBS-c
Sales Potential:	WW peak sales >$1.5 billion
Mechanism:	A $5HT_3$ partial agonist that is minimally absorbed so it acts locally in the GI tract
Program Status:	>400 patient exposures Phase 2a complete for IBS-c with statistically significant clinical results Phase 2b initiated for IBS-c
Patent Status:	Patent protection until at least 2022

DDP733 – Clearly Differentiated from Zelnorm®

	Zelnorm	DDP733
Mechanism	▪ $5HT_4$ agonist ▪ $5HT_{1D}$ agonist	▪ Specific partial agonist of $5HT_3$
Safety	▪ Marketing suspended due to cardiovascular side effects	▪ No cardiovascular side effects observed or expected ▪ Works locally ▪ Minimally absorbed
Dosing	BID	BID
Efficacy	14% improvement over placebo	39% improvement over placebo

DDP733: Robust Phase 2 IBS-c Study

- Randomized, double blind, placebo controlled, parallel group
- Dose finding
- 91 males and females
- 4 weeks of treatment

Overall Subject Global Assessment

- Patient reported outcome of relief of IBS symptoms
- 5 point severity scale
- Responders must exhibit consistent improvement

OSGA was the registration endpoint for Zelnorm®

DDP733: Statistical Significance for OSGA at 1.4 mg


% OSGA Response
60
50
40
30
20
10
0
39% delta
vs. placebo
p=0.039
15%
2/13
27%
3/11
27%
4/15
21%
3/14
54%
7/13
Placebo
0.2 mg
0.5 mg
0.8 mg
1.4 mg
Dose Group – Per Protocol Population

apex bioventures

DYNOGEN

Other IBS Treatments Have Not Shown a Linear Dose Response

IBS-d drugs


alosetron (Lotronex®)
Response rate (%)
100
90
80
70
60
50
40
30
20
10
0
33%
60%
59%
51%
52%
Placebo
1 mg
2 mg
4 mg
8 mg
Dose


Cilansetron vs. Placebo
Responders (%)
100
90
80
70
60
50
40
30
20
10
0
40%
62%
53%
55%
62%
Placebo
1 mg
2 mg
8 mg
16 mg
Dose (t i d all regimens)

IBS-c drugs


lubiprostone (Amitiza)
Improvement in Abdominal Pain
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0
0.34
0.56
0.59
0.53
Placebo
8 mcg
16 mcg
24 mcg
Dose


tegaserod (Zelnorm)
Response rate (%)
100
90
80
70
60
50
40
30
20
10
0
31%
28%
43%
40%
37%
Placebo
undisclosed
2 mg
6 mg
12 mg
Dose

apexbioventures

DYNOGEN

Zelnorm® Has Minimal Efficacy and Limited Durability



Zelnorm®
%OSGA Response
60
50
40
30
20
10
0
14% delta
17%
31%
Placebo
6 mg bid

Statistically significant at 4 week timepoint only

Source: Zelnorm® package insert

OSGA Response Lost When DDP733 Stopped


Week by week treatment response
% Achieved Considerable or Complete Relief
35
30
25
20
15
10
5
0
placebo
1.4 mg
1
2
3
4
5
Week
Study drug stopped

Much Less Laxative Use in DDP733 Patients


During treatment
Percentage of Subjects
40
35
30
25
20
15
10
5
0
placebo
1.4 mg

Safety: DDP733 Well Tolerated

- No drug related SAEs
- Drug related adverse events (GI and skin) were expected and transient
- No cardiac or liver function abnormalities

Summary of DDP733 IBS-c Study



DDP733
60
50
40
30
20
10
0
OSGA
54%
39%
delta
15%
Placebo
1.4 mg

- Statistical significance for OSGA
- Much less laxative use in DDP733 patients
- Consistent improvement in weekly question and daily diary data
- Loss of benefit when drug stopped
- Well tolerated

DDP733 IBS-c Registration Program

- Pivotal Phase 2b study initiated Q4 '07
  - OSGA primary endpoint
  - 90 female patients per group
  - 1.4 mg tid, 1.4 mg bid and 2.1 mg bid *vs.* placebo
  - 12 week treatment
  - Data Q1 '09
- Two Phase 3 studies to follow
  - Safety data base – 3000 patients

DDP733 IBS-c Target Product Profile

Indication	Treatment of females with IBS-c
Dosing	Oral, twice daily
Efficacy	• Statistically significant benefit on Overall Subject Global Assessment of Relief • **Efficacy >20% superior to placebo** **and/or** • **Early response sustained to 8-12 weeks**
Safety	Acceptable safety profile

DDP225

Irritable Bowel Syndrome with diarrhea

apex bioventures

DYNOGEN

DDP225 for IBS-d

Concept:	First in class, best in indication oral once daily treatment for IBS-d
Market Opportunity:	12% of the population or 27 million in the US, with 1/3 having IBS-d
Sales Potential:	WW peak sales >$2 billion
Mechanism:	Unique dual mechanism: Low-potency inhibitor of $5HT_3$ receptor and of noradrenaline reuptake
Program Status:	>450 patient exposures Phase 2a complete for IBS-d with statistically significant clinical results Preparing for Phase 2b for IBS-d
Patent Status:	Patent protection until at least 2022

DDP 225 - Clearly Differentiated from Lotronex®

	Lotronex®	DDP225
Mechanism	▪ Potent $5HT_3$ antagonist	Dual mechanism ▪ Weak NARI ▪ Weak $5HT_3$ antagonist (~1000 fold < Lotronex®)
Safety	Restricted access ▪ Severe constipation ▪ Ischemic colitis	▪ No constipation ▪ Well tolerated
Dosing	BID	QD
Efficacy	10-19% improvement over placebo	Targeting > 20% improvement over placebo

DDP225 Robust Phase 2a IBS-d Study Design

- Randomized, double blinded, placebo controlled, parallel group
- 87 females
- Eight weeks of dosing
  - DDP225: 1 mg, 3 mg or 5 mg *qd*
  - Placebo *qd*
- Effect on IBS symptoms assessed throughout study

Adequate Relief of IBS Pain or Discomfort:
At Least 2 of Last 4 Weeks
Statistically Significant Response (Per Protocol Population)



% Achieved Adequate Response
100
90
80
70
60
50
40
30
20
10
0
42% delta: p=0.028
46% delta: p=0.009
25%
4/16
71%
12/17
67%
8/12
53%
8/15
Placebo
1 mg
3 mg
5 mg
Dose Group – Per Protocol Population

apex bioventures

DYNOGEN

Adequate Relief of IBS Pain or Discomfort:
At Least 2 of Last 4 Weeks
Statistically Significant Response (ITT Analysis)



% Achieved Adequate Response
100
90
80
70
60
50
40
30
20
10
0
41% delta: p=0.009
30%
6/20
71%
15/21
50%
11/22
50%
12/24
Placebo
1 mg
3 mg
5 mg

DDP225 Safe and Well Tolerated

- No Serious Adverse Events
- Vast majority of AEs were mild to moderate and required no treatment
  - Constipation not an issue
- No ECG or liver function abnormalities

Summary of DDP225 IBS-d Study



% Achieved Adequate Response
100
90
80
70
60
50
40
30
20
10
0
46% delta:
p=0.009
71%
12/17
25%
4/16
Placebo
1 mg

- Statistically significant clinical response
- Safe and well tolerated

DDP225 IBS-d Registration Program

- Phase 2b/3 trial initiation mid '08
  - Primary endpoint: Responder rates for last 4 weeks of treatment
  - ~90 female patients per group
  - 0.5 mg, 1 mg, and placebo
  - Data within 24 months
- Two Phase 3 studies to follow
  - Safety database ~3000 patients

DDP225 IBS-d Target Product Profile

Indication	Treatment of women with IBS-d
Dosing	Oral, once daily
Efficacy	Statistically significant relief of IBS pain and discomfort
Safety	Acceptable safety profile

DDP733

Nocturnal Gastroesophageal Reflux Disease

apex bioventures

DYNOGEN

DDP733 for NGERD

Concept:	Oral treatment for patients with symptoms of GERD during sleep who are unresponsive to acid suppressive therapies.
Market Opportunity:	10% of adults suffer from frequent NGERD No marketed prokinetic agents for NGERD (Propulsid® withdrawn in 2000)
Sales Potential:	WW peak sales >$1 billion
Mechanism:	A $5HT_3$ partial agonist that is minimally absorbed so it acts locally in the GI tract. Improves upper GI motility to reduce reflux
Program Status:	>400 patient exposures Phase 1b complete for NGERD with statistically significant clinical results Preparing for Phase 2a for NGERD
Patent Status:	Patent protection until at least 2021

Dynogen GERD Crossover Study

- 28 volunteer Phase 1b, randomized, double-blind, placebo-controlled, crossover study
- Treatments administered
  - 0.5 mg, 0.8 mg, 1.4 mg
- Inverted dose response curve expected
- Primary assessment
  - Number of reflux episodes measured by esophageal impedance

DDP733 (0.5 mg) Significantly Reduces Reflux Events

	Number of Reflux Events		
Dose Group	**Placebo**	**DDP733**	**Δ and P value**
0.5 mg	10.43	6.29	-4.14 P=0.0126*
0.8 mg	6.85	8.93	2.08 P=0.0694
1.4 mg	12.00	9.34	-2.66 P=0.3400

* Statistically significant by ANOVA / Least Mean Squares (Bonferroni correction requires p $\leq$ 0.0167)

Positive Phase 1b Results

- Statistical significance achieved for primary endpoint at 0.5 mg
  - 40% reduction in reflux events
- Inverted dose response curve as expected
  - No benefit from either 0.8 mg or 1.4 mg doses
- DDP733 was safe and well tolerated

DDP733 NGERD Development Plans

- Phase 2 symptom and PD study in GERD patients (0.5 mg dose + lower dose/s)
  - Study initiation 1H '09
- Phase 2b/3 out-patient, symptom-based study in NGERD patients (nocturnal breakthrough on PPI's)

DDP733 NGERD Target Product Profile

Indication	Treatment of patients with symptoms of GERD during sleep unresponsive to acid suppressive therapies
Dosing	Oral, qhs and/or co-administered with PPI Distinct and differentiable dose and formulation from IBS dose
Efficacy	Statistically significant benefit on symptoms of GERD during sleep
Safety	Safety profile comparable to PPIs alone

DDP200

Overactive Bladder

apex bioventures

DYNOGEN

DDP200 for OAB

Concept:	Oral treatment for male and female patients with frequency, urgency and nocturia. More effective and better tolerated than existing therapies
Market Opportunity:	Affects 37 million people in the US, current therapies only modestly effective and have mechanism related side effects. High discontinuation rate
Current Market:	>$2 billion
Mechanism:	Synergistic low dose fixed combination of gabapentin (an N-type calcium channel blocker) and oxybutynin (an antimuscarinic agent)
Program Status:	Extensive and well understood safety profile for each drug Formulation development underway Preparing for Phase 2b for OAB-Dry
Patent Status:	Patent protection until at least 2024

DDP200 Comparison to Ditropan® or Detrol®

	Ditropan®/Detrol®	DDP200
Mechanism	▪ Anti cholinergic	▪ Synergistic combination of 2 marketed drugs
Safety	▪ Dry mouth ▪ Constipation ▪ Inhibit bladder emptying	▪ Low dose combo below side effect threshold ▪ Well tolerated ▪ Vast safety database
Dosing	QD	QD or BID
Efficacy	▪ Modest ▪ 80% of patients discontinue < 1 year	▪ Better efficacy and safety

DDP200 Significantly Increases Bladder Capacity

Acetic Acid C-fiber Activation Model of OAB in Rats



Bladder Capacity (% Saline)
100
75
50
25
0
Normal
AA Control
Low
Mid
High
Treatment
Gabapentin (n = 11)
Oxybutynin (n = 13)
Combo (n = 11)

Dose	Oxy (mg/kg)	Gaba (mg/kg)
Low	1	30
Mid	3	100
High	10	300

+ - significant from GP + OXY additive

* - significant from vehicle

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DYNOGEN

DDP200 OAB Status

- Protocol and IND Q4 ‘08
- Phase 2b study to be initiated Q1 ‘09

DDP200 Target Product Profile

Indication	Treatment of male and female patients with frequency, urgency and nocturia
Dosing	Once or twice daily - Extended release, fixed-dose combination
Efficacy	Superior to antimuscarinics
Safety	Superior to antimuscarinics - No antimuscarinic side effects - No significant increase in post voiding residual volume

DDP225 OAB

- New therapeutic approach
  - More effective and better tolerated
- Key features
  - Once daily oral drug
  - Dual mechanism of action
- Phase 2b study initiation under evaluation

Intellectual Property

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DYNOGEN

DDP733: Key Patent Rights

- Composition of matter
  - Granted in US, EP and CA (exp 2013)
- IBS-c method of use (MOU)
  - Granted in EP (exp 2022)
  - Pending in US and CA (exp 2022 and 2028)
- GERD MOU
  - Granted in US and EP (exp 2021)
  - Pending in CA (exp 2021)
- NGERD MOU (including PPI combos)
  - Pending worldwide (exp 2024)

DDP225: Key Patent Rights

- IBS-d MOU
  - Granted in Australia, Singapore and South Africa (exp 2022, 2024)
  - Allowed in New Zealand and China (exp 2022, 2024)
  - Pending worldwide (exp 2022, 2024)
- OAB MOU
  - Granted in US, EP and Australia (exp 2023, 2024)
  - Pending worldwide (exp 2023, 2024)
- Novel polymorphic form of DDP225
  - Pending worldwide (exp 2027)

DDP200: Key Patent Rights

- Pharmaceutical compositions
  - Gabapentin or pregabalin in combination with any antimuscarinic (*e.g.*, oxybutynin, tolterodine and solifenacin)
  - Granted in EP (exp 2024)
  - Pending worldwide (exp 2024)
- OAB MOU
  - Granted in EP (exp 2024)
  - Pending worldwide (exp 2024)

References

Slide 10 - IBS

- Market potential for IBS >$12B
  - Based on Dynogen's peak sales forecast for DDP733 and DDP225 in IBS-c and IBS-d. See peak sales build-ups for assumptions and sources built into forecast.
- IBS – 12% of population
  - Mertz HR *NEJM* 2003;349:2136-2146
  - Drossman DA *Dig Dis Sci* 1993; 38:1569-1580
- IBS – 2nd most common cause of missed days from work
  - American College of Gastroenterology (http://www.acg.gi.org/patients/gihealth/ibs.asp)
  - FDA Consumer Magazine, July-August 2001 (http://www.fda.gov/fdac/features/2001/401_ibs.html)

Slide 10 - NGERD

- 10% of adults with frequent NGERD
  - Farup C *Arch Intern Med* 2001; 161:45-52
- Propulsid® – Nearly $1B in sales
  - Associated Press article (3/24/2000; $950M WW yr before market withdrawal): http://www.heartburn-help.com/propulsid.htm#4.%20Heartburn%20Drug%20Removed%20From%20Market
  - New York Times article (3/25/2000; "almost $1B"): http://query.nytimes.com/gst/fullpage.html?res=9C02E0D7123DF936A15750C0A9669C8B63
- 30% uncontrolled on PPIs
  - Katz PO *Aliment Pharmacol Ther* 1998; 12:1231-1234
- No prokinetic drugs approved
  - There are no drugs approved for NGERD period, regardless of drug class
  - Reglan (metoclopramide) is a prokinetic approved for symptomatic GERD when patients do not respond to conventional therapy
    - Serious side effects such as extrapyrimidal symptoms and tardive dyskinesia

Slide 10 - OAB

- Current market >$2B
  - Based on sales of following OAB therapies totaling $2.1B; does not include generic oxybutynin sales, Urispas/flavoxate sales, anticholinergics in Europe, RoW etc)
    - Detrol LA (2007 WW sales: $1.2B; source: Pfizer 4th quarter and yr end 2007 financial report)
    - Ditropan XL (U.S. sales for 12 mos. ending 06/30/06 - $366M; source: IMS data purchased by Dynogen)
    - VESIcare (FY2007 WW sales: ~$300M; source: Astellas FY2007 year end financials press release - 36.2 billion yen for fiscal year ending March 31, 2007)
    - Enablex (2007 WW sales: $179M; source: Novartis 4th quarter and yr end 2007 financials press release)
    - Oxytrol (U.S. sales for 12 mos. ending 06/30/06 - $42M; source: IMS data purchased by Dynogen)
    - Sanctura (2007 sales estimated at greater than $40M by Esprit Pharma at time of Allergan acquisition)

Slide 10 - OAB

- Prevalence of 37M in U.S.
  - Based on US adult population (see Census Bureau estimates at: http://www.census.gov/popest/national/asrh/NC-EST2006/NC-EST2006-02.xls) and NOBLE study (Stewart WF *World J Urol* 2003; 20:327-336)

Slide 13, 28

- 12% prevalence of IBS, or 27M
  - Mertz HR *NEJM* 2003;349:2136-2146
  - Drossman DA *Dig Dis Sci* 1993; 38:1569-1580
  - US adult population (see Census Bureau estimates at: http://www.census.gov/popest/national/asrh/NC-EST2006/NC-EST2006-02.xls)
- One-third having IBS-c
  - Brandt LJ *Am J Gastroenterol* 2002; 97 Suppl: S7-S26
  - Talley NJ *Am J Epidemiol* 1995; 142:76-83
- WW peak sales >$1.5B
  - Based on Dynogen's peak sales forecast for DDP733 in IBS-c. See peak sales build-ups for assumptions and sources built into forecast.

Slides 15, 17, 29, 41

- Slide 15, 29
  - Zelnorm – 5HT1D agonist
    - FDA Pharmacology Review, p 7 of July 11, 2000 memo
  - Zelnorm - 14% improved OSGA response
    - Label, response at month 1: http://www.fda.gov/cder/foi/label/2007/021200s014lbl.pdf
- Slide 17, 41
  - 12% prevalence of IBS, or 27M
    - Mertz HR *NEJM* 2003;349:2136-2146
    - Drossman DA *Dig Dis Sci* 1993; 38:1569-1580
    - US adult population (see Census Bureau estimates at: http://www.census.gov/popest/national/asrh/NC-EST2006/NC-EST2006-02.xls)
  - One-third having IBS-d
    - Brandt LJ *Am J Gastroenterol* 2002; 97 Suppl: S7-S26
    - Talley NJ *Am J Epidemiol* 1995; 142:76-83
  - WW peak sales >$2B
    - Based on Dynogen's peak sales forecast for DDP225 in IBS-d. See peak sales build-ups for assumptions and sources built into forecast.

Slide 19, 42

- DDP225 – weak $5HT_3$ antagonist compared to Lotronex
  - Based on comparison of DDP225 receptor binding data in rat cortex to Lotronex data. Source for Lotronex value: FDA Review Documents NDA 21-107. Pharmacology Review.
- Lotronex -10-19% improvement over placebo
  - From label (http://www.fda.gov/cder/foi/label/2006/021107s012lbl.pdf)

Slide 33 – Dose response

- Alosetron
  - NDA 21-107, FDA Medical Review, pp 44. Data at week 12 for women only who completed study
- Cilansetron
  - Caras S *Gastroenterology* 2001; 120 Suppl 1:A-217. For patients meeting Rome I criteria for IBS-d
- Lubiprostone
  - Johanson JF et al *Gastroenterology* 2006; 130 (4 Suppl 2):A-25.
- Tegaserod
  - Lefkowitz MP et al *Gastroenterology* 1999 ; 116 (4 Suppl 1) : A-1027

Slide 21, 50

- 10% of adults suffer from frequent NGERD
  - Farup C *Arch Intern Med* 2001; 161:45-52
- WW peak sales >$1B
  - Based on Dynogen's peak sales forecast for DDP733 in NGERD. See peak sales build-ups for assumptions and sources built into forecast.

Slide 23, 56

- 37M with OAB in US
  - Based on US adult population (see Census Bureau estimates at: http://www.census.gov/popest/national/asrh/NC-EST2006/NC-EST2006-02.xls) and NOBLE study (Stewart WF *World J Urol* 2003; 20:327-336)
- High discontinuation rate on current therapies
  - Abrams P *Am J Manag Care* 2000; 6 (11 Suppl):S580-S590
  - Kelleher CJ *Br J Obstet Gynaecol* 1997;104:988-993
  - Chui M *Value in Health* 2004; 7:366

Slide 23, 56, 57

- Slide 23, 56 - Current market >$2B
  - Based on sales of following OAB therapies totaling $2.1B; does not include generic oxybutynin sales, Urispas/flavoxate sales, anticholinergics in Europe, RoW etc)
    - Detrol LA (2007 WW sales: $1.2B; source: Pfizer 4th quarter and yr end 2007 financial report)
    - Ditropan XL (U.S. sales for 12 mos. ending 06/30/06 - $366M; source: IMS data purchased by Dynogen)
    - VESIcare (FY2007 WW sales: ~$300M; source: Astellas FY2007 year end financials press release - 36.2 billion yen for fiscal year ending March 31, 2007)
    - Enablex (2007 WW sales: $179M; source: Novartis 4th quarter and yr end 2007 financials press release)
    - Oxytrol (U.S. sales for 12 mos. ending 06/30/06 - $42M; source: IMS data purchased by Dynogen)
    - Sanctura (2007 sales estimated at greater than $40M by Esprit Pharma at time of Allergan acquisition)
- Slide 57
  - 80% of patients discontinue < 1 year
    - Detrol Chui M *Value in Health* 2004; 7:366

DDP733: $1B+ Peak Sales for IBS Alone

Variable	Calculation	Source
IBS-c patients in US in 2005	8,900,000	US population in July 2005; 12% have IBS; one-third IBS-c
Year of peak sales	2024	Based on Dynogen IP position
IBS-c pts. in US at peak (0.8% CAGR)	10,354,762	Calculation
% of IBS-c patients who are women	75%	2001. Camilleri M. Gastroenterology. 120:652-668
% of patients seeking treatment	50%	2005. Andrews EB. Aliment Pharmacol Ther. 22:935-942; 2005. Hungin APS. Aliment Pharmacol Ther. 21:1365-1375.
% regularly consulting	55%	Moore, D et al. Morgan Stanley. Revisiting IBS. Sept. 20, 2002
% of above treated with Rx	65%	Based on avg found across epidemiological studies; e.g. 1991. Everhart JE. Gastroenterology. 100:998-1005; 2002. Heitkemper M. Gastroenterol Nurs. 25:192-200
Rx's/yr for regularly consulting	8.50	LEK Consulting – Proprietary research performed for Dynogen, Oct. 2004; Morgan Stanley
Total Rx's/yr in US (reg. consult.)	11,799,575	Calculation
% lapsed consulting	45%	Morgan Stanley
% of above treated with Rx	65%	See sources above for regularly consulting
Rx's/yr for lapsed consulting	5.5	LEK; Morgan Stanley
Total Rx's/yr in US (lapsed consult)	6,246,834	Calculation
Total US Rx's/yr for IBS-c	18,046,408	Calculation
Peak penetration rate DDP733	25%	Assumes 4th to market after renzapride, lubiprostone and Zelnorm. Zelnorm goes generic 2013-2016.
Cost/Rx	$160	For 30-day Rx; estimated wholesale acquisition cost of Zelnorm (LEK: ~80% of average wholesale price). Source for AWP: Red Book (Thomson Healthcare)
Peak US Revenue (MM)	**$722**	Calculation
Peak WW Revenue (MM)	**$1,604**	US is approx. 45% of WW Rx Mrkt (Source: IMS)

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DYNOGEN

DDP225: Detailed Build-up for Peak Sales in IBS-d

Variable	Calcs.	Source
IBS-d pts. in U.S. in 2005	8,900,000	U.S. popn in July 2005 and data from epidemiological studies (12% have IBS; one-third IBS-d)
Year of peak sales	2024	Based on Dynogen IP position
IBS-d pts. in U.S. in yr above (0.8% CAGR)	10,354,762	Calculation
% of IBS-d patients who are women	75%	2001. Camilleri M. Gastroenterology. 120:652-668
% of pts. seeking treatment	50%	2005. Andrews EB. Aliment Pharmacol Ther. 22:935-942; 2005. Hungin APS. Aliment Pharmacol Ther. 21:1365-1375.
% regularly consulting	55%	Moore, D et al. Morgan Stanley. Revisiting IBS. Sept. 20, 2002
% of above treated with Rx	65%	Based on avg found across epidemiological studies; e.g. 1991. Everhart JE. Gastroenterology. 100:998-1005; 2002. Heitkemper M. Gastroenterol Nurs. 25:192-200
Rx's/yr for Reg. Consulting	8.5	LEK Consulting – Proprietary research performed for Dynogen, Oct. 2004; Morgan Stanley
Total Rx's/yr in U.S. (Reg. Consult.)	11,799,575	Calculation
% lapsed consulting	45%	Morgan Stanley
% of above treated with Rx	65%	See sources above for regularly consulting
Rx's/yr for Lapsed Consulting	5.5	LEK; Morgan Stanley
Total Rx's/yr in U.S. (Lapsed Consult.)	6,246,834	Calculation
Total US Rx's/yr for IBS-d	18,046,408	Calculation
Cost/Rx	$160	For 30-day Rx; estimated wholesale acquisition cost of Zelnorm (LEK: ~80% of average wholesale price). Source for AWP: Red Book (Thomson Healthcare)
Peak penetration rate DDP225	30%	Assumes 3rd to market after Lotronex and Rezular.
Peak U.S. Revenue (MM)	**$866**	Calculation
Peak WW Revenue (MM)	**$1,925**	U.S. is approx. 45% of WW Rx Mrkt (IMS)

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DYNOGEN

DDP733: Detailed Build-up for Peak Sales in NGERD

Variable	Calcs.	Source
GERD pts in US in 2005	31,200,000	U.S. popn in July 2005 and epidemiological data from Shaker R *Am J Gastroenterol* 2003; 98:1487
Year of peak sales	2024	Based on Dynogen IP position
GERD pts. in U.S. in yr above (0.8% CAGR)	36,299,839	Calculation
% of above /w nocturnal symptoms	65%	Farup Arch Intern Med 2001; 161:45-52; Shaker 2003; LEK Consulting – Proprietary research performed for Dynogen, Oct. 2004
% of pts. seeking treatment	58%	Shaker 2003
% treated with PPI	85%	LEK
% with uncontrolled symptoms	33%	Katz PO *Aliment Pharmacol Ther* 1998; 12:1231
% regularly consulting	80%	LEK
% receiving Rx for uncontrolled symptoms	90%	Assumes surgery may be preferred option for some patients; Finsk JF, *Surg Endosc* 2006; 20:1698-1701
Rx's/yr for Reg. Consulting	9.00	LEK
Total Rx's/yr in U.S. (Reg. Consult.)	24,874,475	Calculation
% lapsed consulting	20%	LEK
% receiving Rx for uncontrolled symptoms	90%	Assumes surgery may be preferred option for some patients; Finsk JF, *Surg Endosc* 2006; 20:1698-1701
Rx's/yr for Lapsed Consulting	6.00	Based on difference between avg # of scrips per year for regular vs lapsed consulters in other conditions; LEK; Moore, D et al. Morgan Stanley. Revisiting IBS. Sept. 20, 2002
Total Rx's/yr in U.S. (Lapsed Consult.)	4,145,746	Calculation
Total Rx's/yr	29,020,221	Calculation
Cost/Rx	$100	For 30-day Rx; estimated wholesale acquisition cost of Protonix (LEK: ~80% of average wholesale price). Source for AWP: Red Book (Thomson Healthcare)
Peak penetration Rate	25%	Assumes 2nd or 3rd to mrkt after XP19986, and ATI-7505, ADX10059, or AZD-3355
Peak U.S. Revenue (MM)	**$726**	Calcuation
Peak WW Revenue (MM)	**$1,116**	U.S. is approx. 65% of WW GERD Mrkt (Based on actual sales of PPIs)

DDP200: Detailed Build-up for Peak Sales in OAB-Dry (Women)

Variable	Calcs.	Source
Women w/ OAB in U.S. in 2005	19,500,000	U.S. popn in July 2005; appx 17% of women in the United States have overactive bladder. (Stewart, WF et al *World J Urol* 2003; 20:327-336)
% w/ OAB-Dry	50%	Stewart 2003; Milsom I *BJU Int* 2001; 87:760-766
Year of peak sales	2026	Based on Dynogen IP position
Women w/ OAB in U.S. in yr above (0.8% CAGR)	11,525,925	Calculation
% of pts. seeking treatment	40%	Ricci JA *Clin Ther* 2001; 23:1245-1259; Aptis – Proprietary research performed for Dynogen, Nov. 15, 2006
Pts who get a Rx	65%	Dmochowski Rr *Curr Med Res Opin* 2007;23:65-76
Rx's/yr	7.2	Based on avg # of scrips/yr for chronic non-life threatening conditions - Source: Express Scripts annual Drug Trends Report
Total Rx's/yr	21,576,532	Calculation
Cost/Rx	$80	For 30-day Rx; estimated wholesale acquisition cost of Detrol LA (LEK: ~80% of average wholesale price). Source for AWP: Red Book (Thomson Healthcare)
Peak market share for DDP200 in Women	25%	DDP200 will compete with the generic antimuscarinics, and possibly 3 additional branded drugs
Peak U.S. Revenue (MM) for DDP200 in Women	**$432**	Calculation
Peak WW Revenue (MM) for DDP200 in Women	**$647**	U.S. is appx. two-thirds of WW OAB market (based on actual sales of OAB therapies)

DDP200: Detailed Build-up for Peak Sales in OAB-Dry (Men)

Variable	Calcs.	Source
Men w/ OAB in U.S. in 2005	17,500,000	U.S. popn in July 2005; appx 16% of men in the United States have overactive bladder. (Stewart, WF et al *World J Urol* 2003; 20:327-336)
% w/ OAB-Dry	75%	Stewart 2003; Milsom I *BJU Int* 2001; 87:760-766
Year of peak sales	2026	Based on Dynogen IP position
Men w/ OAB in U.S. in yr above (0.8% CAGR)	15,515,668	Calculation
% of pts. seeking treatment	40%	Ricci JA *Clin Ther* 2001; 23:1245-1259; Aptis – Proprietary research performed for Dynogen, Nov. 15, 2006
Pts who get a Rx	65%	Dmochowski Rr *Curr Med Res Opin* 2007;23:65-76
Rx's/yr	7.2	Based on avg # of scrips/yr for chronic non-life threatening conditions - Source: Express Scripts annual Drug Trends Report
Total Rx's/yr	29,045,331	Calculation
Cost/Rx	$80	For 30-day Rx; estimated wholesale acquisition cost of Detrol LA (LEK: ~80% of average wholesale price). Source for AWP: Red Book (Thomson Healthcare)
Peak market share for DDP200 in Men	33%	DDP200 will compete with generic alpha blockers and possibly 2 additional branded drugs
Peak U.S. Revenue (MM) for DDP200 in Men	**$767**	Calculation
Peak WW Revenue (MM) for DDP200 in Men	**$1, 150**	U.S. is appx. two-thirds of WW OAB market (based on actual sales of OAB therapies)